Exhibit 10.1

Execution Version

TENTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated March 14, 2014

Among

RESOLUTE ENERGY CORPORATION,

as Borrower,

CERTAIN OF ITS SUBSIDIARIES,

as Guarantors,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

BANK OF MONTREAL,

as Syndication Agent,

BARCLAYS BANK PLC, CITIBANK, N.A. and

U.S. BANK NATIONAL ASSOCIATION,

as Co-Documentation Agents,

and

The Lenders Party Hereto

WELLS FARGO SECURITIES, LLC

and BMO CAPITAL MARKETS

as Joint Bookrunners and Joint Lead Arrangers

THIS TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Tenth Amendment”), dated as of March 14, 2014, is by and among Resolute Energy Corporation, a Delaware corporation (the “Borrower”), certain of its subsidiaries (collectively, the “Guarantors”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”) and the lenders party hereto (the “Lenders”).

Recitals

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the other lenders party thereto entered into that certain Second Amended and Restated Credit Agreement, dated as of March 30, 2010 (as amended by the First Amendment to Second Amended and Restated Credit Agreement dated April 18, 2011, the Second Amendment to Second Amended and Restated Credit Agreement dated April 25, 2011, the Third Amendment to Second Amended and Restated Credit Agreement dated as of April 13, 2012, the Fourth Amendment to Second Amended and Restated Credit Agreement dated as of December 7, 2012, the Fifth Amendment to Second Amended and Restated Credit Agreement dated as of December 27, 2012, the Sixth Amendment to Second Amended and Restated Credit Agreement dated as of March 22, 2013, the Seventh Amendment to Second Amended and Restated Credit Agreement dated as of April 15, 2013, the Eighth Amendment to Second Amended and Restated Credit Agreement dated as of December 13, 2013 and the Ninth Amendment to Second Amended and Restated Credit Agreement dated as of March 7, 2014, and as the same may be further amended, modified, supplemented or restated from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth herein; and

WHEREAS, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Lenders are willing to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

Each capitalized term used in this Tenth Amendment and not defined herein shall have the meaning assigned to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Tenth Amendment refer to sections of the Credit Agreement.

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ARTICLE II

Amendments

As of the Tenth Amendment Effective Date, the Credit Agreement is amended as follows:

Section 2.01 Amendments to Section 1.02 of the Credit Agreement.

(a) Section 1.02 of the Credit Agreement is hereby amended by adding the following new definitions in their proper alphabetical order:

“‘Required Hedging Agreement’ has the meaning assigned to such term in Section 8.18.”

“‘Tenth Amendment’ means that certain Tenth Amendment to Second Amended and Restated Credit Agreement, dated as of March 14, 2014, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.”

“‘Tenth Amendment Effective Date’ means the first Business Day on which all of the conditions precedent set forth in Article III of the Tenth Amendment shall have been satisfied (or waived in accordance with Section 12.02).”

(b) Section 1.02 of the Credit Agreement is hereby amended by deleting each of the following definitions in their entirety and inserting in Section 1.02 the following definitions in lieu thereof:

“‘Agreement’ means this Second Amended and Restated Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment and the Tenth Amendment, as the same may from time to time be amended, modified, supplemented or restated.”

“‘First Redetermination Date’ means the date on which the first redetermination of the Borrowing Base after the Tenth Amendment Effective Date becomes effective.”

“‘Non-Conforming Tranche’ means that portion of the Borrowing Base equal to, (a) prior to the Non-Conforming Tranche Termination Date, $25,000,000 less any reductions to such amount under Section 2.07(e), and (b) from and after the Non-Conforming Tranche Termination Date, $0.”

“‘Non-Conforming Tranche Termination Date’ means the earliest to occur of (a) the date on which the Borrower permanently terminates all of the Non-Conforming Tranche pursuant to Section 2.07(e) and pays in full all outstanding Non-Conforming Tranche Loans, (b) the date on which the Non-Conforming Tranche is reduced to $0 pursuant to Section 2.07(e) and (c) the First Redetermination Date.”

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Section 2.02 Amendment to Section 2.07(a). Section 2.07(a) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“(a) Initial Borrowing Base. For the period from and including the Tenth Amendment Effective Date to but excluding the First Redetermination Date, the amount of the Borrowing Base shall be $425,000,000. Prior to the Non-Conforming Tranche Termination Date, the Borrowing Base shall consist of two portions: the Conforming Tranche and the Non-Conforming Tranche. The initial amount of the Conforming Tranche shall be $400,000,000, and the initial amount of the Non-Conforming Tranche shall be $25,000,000. Notwithstanding the foregoing, the Borrowing Base (and, prior to the Non-Conforming Tranche Termination Date, the Conforming Tranche and the Non-Conforming Tranche) may be subject to further adjustments from time to time pursuant to this Section 2.07 or Section 8.13(d), Section 9.02(f), Section 9.12 or Section 9.19.”

Section 2.03 Amendment to Section 2.07(e). Section 2.07(e) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“(e) Reductions in the Conforming Tranche and the Non-Conforming Tranche. The Borrower may at any time terminate, or from time to time reduce the Conforming Tranche or the Non-Conforming Tranche; provided that (i) the Borrower shall not reduce the Conforming Tranche unless the Non-Conforming Tranche is $0, (ii) the Borrower shall not terminate or reduce the Conforming Tranche if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 3.04(c), the total Conforming Tranche Credit Exposure would exceed the Conforming Tranche, (iii) the Borrower shall not terminate or reduce the Non-Conforming Tranche if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 3.04(c), the total Non-Conforming Tranche Loans would exceed the Non-Conforming Tranche, and (iv) any reduction of the Conforming Tranche or the Non-Conforming Tranche shall be effected in the same manner in which the Borrower may terminate or reduce the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b). In addition, the Non-Conforming Tranche shall be reduced immediately (a) to the extent that the Non-Conforming Tranche at any time exceeds 10% of the Conforming Tranche at any time, (b) by an amount equal to 100% of the net cash proceeds received from (i) any issuance of equity by the Borrower and (ii) any issuance by a Loan Party of unsecured Debt that is permitted under Section 9.02(f) and (c) by an amount equal to 100% of the net cash proceeds in excess of $5,000,000 in the aggregate received by any Loan Parties upon entering into or in connection with any asset sale (other than any asset sales pursuant to Section 9.12(a)), farm out, acreage swap or joint venture. Upon the termination or any reduction of the Non-Conforming Tranche, the Borrowing Base will no longer include the amount of the Non-Conforming Tranche that is terminated or reduced. Once any portion of the Non-Conforming Tranche is terminated or reduced, it will not be reinstated.”

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Section 2.04 Amendment to Article VIII. Article VIII of the Credit Agreement is hereby amended by adding the following Section 8.18 to the end thereof:

“Section 8.18 Hedging Agreements. The Borrower shall, or shall cause one or more of its Restricted Subsidiaries to, enter into one or more Hedging Agreements in respect of commodities (the “Required Hedging Agreements”), each with an Approved Counterparty and each in form and substance reasonably acceptable to the Administrative Agent, such that (a) not less than 5,100 barrels per day in the aggregate are hedged for the fiscal year ending December 31, 2015, and (b) the weighted average price floor of the Required Hedging Agreements is not less than $84.17 per barrel; provided that (i) Required Hedging Agreements covering at least one-third of the aggregate volumes to be covered by the Required Hedging Agreements are entered into on or prior to March 13, 2014 and (ii) all remaining Required Hedging Agreements are entered into on or prior to March 31, 2014.”

Section 2.05 Amendment to Section 9.12(c)(iii). Section 9.12(c)(iii) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“(iii)(A) if such Transfer of any Borrowing Base Property or Restricted Subsidiary owning Borrowing Base Properties occurs prior to the Non-Conforming Tranche Termination Date and the aggregate net cash proceeds received with respect to all such Transferred properties (together with the net cash proceeds received upon entering into or in connection with all other asset sales (other than any asset sales pursuant to Section 9.12(a)), farm outs, acreage swaps or joint ventures) exceeds $5,000,000 in the aggregate, then the Non-Conforming Tranche shall be reduced pursuant to Section 2.07(e) and the Borrowing Base shall no longer include the amount of the Non-Conforming Tranche that is so reduced, and (B) if such Transfer of any Borrowing Base Property or Restricted Subsidiary owning Borrowing Base Properties included in the most recently delivered Reserve Report during any period between two successive Scheduled Redetermination Dates has a fair market value (together with all other Transfers of Borrowing Base Properties or Restricted Subsidiaries owning Borrowing Base Properties included in the most recently delivered Reserve Report during such period) in excess of ten percent (10%) of the Borrowing Base then in effect as determined by the Required Lenders, the Borrowing Base (and, prior to the Non-Conforming Tranche Termination Date, the Conforming Tranche) shall be reduced (without duplication of any reduction in the Borrowing Base (or the Conforming Tranche) pursuant to clause (A)), effective immediately upon such Transfer, by an amount equal to the value, if any, assigned such Borrowing Base Property (or Borrowing Base Properties) in the most recently delivered Reserve Report and any mandatory prepayments required by Section 3.04(c)(iii) shall be made concurrently, provided that this Section 9.12(c)(iii) shall not apply to the Transfer of any Borrowing Base Property pursuant to the NNOG Purchase and Sale Agreement, and”

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ARTICLE III

Conditions Precedent

This Tenth Amendment shall become effective on the first Business Day on which all of the following conditions precedent shall have been satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Tenth Amendment Effective Date”):

(a) The Administrative Agent shall have received from the Borrower, each of the Guarantors and the Lenders counterparts (in such number as may be requested by the Administrative Agent) of this Tenth Amendment signed on behalf of such Persons.

(b) The Administrative Agent shall have received from the Borrower in immediately available funds (i) for the account of each Lender, an increase fee in an amount equal to 0.40% of the portion of such Lender’s Commitment on the Tenth Amendment Effective Date that is in excess of the portion of such Lender’s Commitment that is in effect both immediately prior to and on the Tenth Amendment Effective Date, and (ii) all other fees and amounts due and payable on or prior to the Tenth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

(c) The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of additional Mortgages, supplements and amendments to existing Mortgages (including any curative documents with respect thereto), and amendments to other Security Instruments as reasonably requested by the Administrative Agent. In connection with the execution and delivery of such Security Instruments and applicable amendments, the Administrative Agent shall be reasonably satisfied that the Security Instruments create first priority, perfected Liens (subject only to Excepted Liens, but subject to the proviso at the end of such definition) on proved Oil and Gas Properties constituting, in the aggregate, at least eighty percent (80%) of the total value of the proved Oil and Gas Properties evaluated in the most recently delivered Reserve Report.

(d) The Administrative Agent shall be reasonably satisfied with title to the proved Oil and Gas Properties of the Loan Parties reflecting at least 80% of the total value of the proved oil and gas properties evaluated by the most recently delivered Reserve Report.

(e) The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably request.

ARTICLE IV

Representations and Warranties

Each Loan Party hereby represents and warrants to each Lender that:

(a) Each of the representations and warranties made by it under the Credit Agreement and each other Loan Document is true and correct on and as of the actual date of its execution of this Tenth Amendment, as if made on and as of such date, except for any representations and warranties made as of a specified date, which are true and correct as of such specified date.

(b) Immediately after giving effect to, this Tenth Amendment, no Default has occurred and is continuing.

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(c) The execution, delivery and performance by it of this Tenth Amendment have been duly authorized by it.

(d) This Tenth Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

(e) The execution, delivery and performance by it of this Tenth Amendment (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or any class of directors, whether interested or disinterested, of it or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Tenth Amendment or any Loan Document or the consummation of the transactions contemplated thereby, except such as have been obtained or made and are in full force and effect other than those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of the Loan Documents, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of it or any Restricted Subsidiary or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon it or any Restricted Subsidiary or its Properties, or give rise to a right thereunder to require any payment to be made by the it or such Restricted Subsidiary and (iv) will not result in the creation or imposition of any Lien on any Property of any Loan Party or any Restricted Subsidiary (other than the Liens created by this Tenth Amendment or the Loan Documents).

ARTICLE V

Assignment and Assumption

Section 5.01 For an agreed consideration, each Lender (individually an “Assignor” and collectively, the “Assignors”) hereby irrevocably sells and assigns, severally and not jointly, (i) all of such Assignor’s rights and obligations in its capacity as Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to its Commitment and Credit Exposure, as the case may be, identified in Annex II attached hereto and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of such Assignor (in its capacity as Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively for all Assignors as the “Assigned Interests”) to the Lenders (individually, an “Assignee” and, collectively, the “Assignees”) set forth on Annex I to this Tenth Amendment (which shall replace the existing Annex I to the Credit Agreement as of the Tenth Amendment Effective Date), and each Assignee hereby irrevocably purchases and assumes from each Assignor such Assignee’s percentage (as set forth on Annex I to this Tenth Amendment) of the Assigned Interests, subject to and in accordance with the Credit Agreement and this Tenth Amendment, as of the Tenth Amendment Effective Date. Such sale and assignment is without recourse to the Assignors and, except as expressly provided in this Tenth Amendment, without representation or warranty by the Assignors.

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Section 5.02 From and after the Tenth Amendment Effective Date, the Administrative Agent shall distribute all payments in respect of the Assigned Interests (including payments of principal, interest, fees and other amounts) to the appropriate Assignors for amounts which have accrued to but excluding the Tenth Amendment Effective Date and to the appropriate Assignees for amounts which have accrued from and after the Tenth Amendment Effective Date.

Section 5.03 Each Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the percentage of the Assigned Interest set forth on Annex II attached hereto, (ii) such Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this assignment and to consummate the transactions contemplated by this Article V; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made by any other Person in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

Section 5.04 Each Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this assignment and to consummate the transactions contemplated hereby, (ii) it satisfies the requirements specified in the Credit Agreement and this Tenth Amendment that are required to be satisfied by it in order to acquire the percentage of the Assigned Interests set forth in Annex I to this Tenth Amendment, (iii) from and after the Tenth Amendment Effective Date, it shall have the obligations of a Lender thereunder to the extent of its percentage (as set forth on Annex I to this Tenth Amendment) of the Assigned Interests, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant thereto, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Tenth Amendment and to purchase its percentage of the Assigned Interests on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, it has supplied to the Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

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ARTICLE VI

Miscellaneous

Section 6.01 Credit Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Credit Agreement and other Loan Documents shall remain in full force and effect. Each of the Loan Parties hereby agrees that its liabilities under the Credit Agreement, the Guaranty and Collateral Agreement and the other Loan Documents, in each case as amended, to which it is a party, shall remain enforceable against such Loan Party in accordance with the terms thereof and shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Tenth Amendment, and each Loan Party hereby confirms and ratifies its liabilities under the Loan Documents (as so amended) to which it is a party in all respects. Except as expressly set forth herein, this Tenth Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Credit Agreement or any other Loan Document or any right, power or remedy of the Administrative Agent or Lenders, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This Tenth Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to the Administrative Agent and/or Lenders whether under the Credit Agreement, the other Loan Documents, at law or otherwise. The parties hereto agree to be bound by the terms and conditions of the Credit Agreement and Loan Documents as amended by this Tenth Amendment, as though such terms and conditions were set forth herein. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Tenth Amendment, and each reference herein or in any other Loan Documents to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as amended and modified by this Tenth Amendment.

Section 6.02 GOVERNING LAW. THIS TENTH AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 6.03 Descriptive Headings, Etc. The descriptive headings of the sections of this Tenth Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof. The statements made and the terms defined in the recitals to this Tenth Amendment are hereby incorporated into this Tenth Amendment in their entirety.

Section 6.04 Payment of Fees and Expenses. In addition to paying to the Administrative Agent for the account of the Lenders the fees described in clause (b)(i) of Article III above, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Tenth Amendment, the Loan Documents and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent. The agreement set forth in this Section 6.04 shall survive the termination of this Tenth Amendment and the Credit Agreement. Lenders who are Lenders as of the date hereof (or assignees of such Lenders) shall charge future upfront fees in connection with any increase in the Borrowing Base only with respect to the amount by which such increased Borrowing Base exceeds $425,000,000.

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Section 6.05 Entire Agreement. This Tenth Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof. This Tenth Amendment is a Loan Document executed under the Credit Agreement.

Section 6.06 Counterparts. This Tenth Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of the signature page of this Tenth Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

Section 6.07 Successors. The execution and delivery of this Tenth Amendment by any Lender shall be binding upon each of its successors and assigns.

Section 6.08 Scheduled Redetermination of the Borrowing Base. The adjustments to the Borrowing Base set forth herein shall constitute the Scheduled Redetermination of the Borrowing Base under the Credit Agreement scheduled to occur on April 1, 2014.

[Signatures Begin on Next Page]

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IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be duly executed by their respective authorized officers as of the date first written above.

BORROWER:

RESOLUTE ENERGY CORPORATION

	By:	/s/ Theodore Gazulis
Theodore Gazulis
Executive Vice President and
Chief Financial Officer

GUARANTORS:	HICKS ACQUISITION COMPANY I, INC.

RESOLUTE ANETH, LLC

RESOLUTE WYOMING, INC. (f/k/a Primary Natural Resources, Inc.)

RESOLUTE NATURAL RESOURCES COMPANY, LLC (f/k/a Resolute Natural Resources Company)

BWNR, LLC

WYNR, LLC

RESOLUTE NORTHERN ROCKIES, LLC

RESOLUTE NATURAL RESOURCES
SOUTHWEST, LLC

	By:	/s/ Theodore Gazulis
Theodore Gazulis
Executive Vice President and
Chief Financial Officer

Signature Page to

Tenth Amendment to Second Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT
AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, successor-by-merger to Wachovia Bank, National Association, as Administrative Agent and a Lender

	By:	/s/ Suzanne Ridenhour
	Name:	Suzanne Ridenhour
	Title:	Director

LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Suzanne Ridenhour
	Name:	Suzanne Ridenhour
	Title:	Director

Signature Page to

Tenth Amendment to Second Amended and Restated Credit Agreement

LENDER:	BANK OF MONTREAL

	By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Managing Director

Signature Page to

Tenth Amendment to Second Amended and Restated Credit Agreement

LENDER:	BARCLAYS BANK PLC

	By:	/s/ Vanessa Kurbatskiy
	Name:	Vanessa Kurbatskiy
	Title:	Vice President

Signature Page to

Tenth Amendment to Second Amended and Restated Credit Agreement

LENDER:	CITIBANK, N.A.

	By:	/s/ Eamon Baqui
	Name:	Eamon Baqui
	Title:	Vice President

Signature Page to

Tenth Amendment to Second Amended and Restated Credit Agreement

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Jonathan H. Lee
	Name:	Jonathan H. Lee
	Title:	Vice President

Signature Page to

Tenth Amendment to Second Amended and Restated Credit Agreement

LENDER:	UNION BANK, N.A.

	By:	/s/ Rachel Bowman
	Name:	Rachel Bowman
	Title:	Vice President

Signature Page to

Tenth Amendment to Second Amended and Restated Credit Agreement

LENDER:	BRANCH BANKING AND TRUST COMPANY

	By:	/s/ James Giordano
	Name:	James Giordano
	Title:	Vice President

Signature Page to

Tenth Amendment to Second Amended and Restated Credit Agreement

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ Kristin N. Oswald
	Name:	Kristin N. Oswald
	Title:	Vice President

Signature Page to

Tenth Amendment to Second Amended and Restated Credit Agreement

LENDER:	COMERICA BANK

	By:	/s/ Ekaterina V. Esveev
	Name:	Ekaterina E. Esveev
	Title:	Assistant Vice President

Signature Page to

Tenth Amendment to Second Amended and Restated Credit Agreement

LENDER:	SUNTRUST BANK

	By:	/s/ Yann Pirio
	Name:	Yann Pirio
	Title:	Director

Signature Page to

Tenth Amendment to Second Amended and Restated Credit Agreement

LENDER:	ING CAPITAL LLC

	By:	/s/ Juli Bieser
	Name:	Juli Bieser
	Title:	Director

	By:	/s/ Michael Price
	Name:	Michael Price
	Title:	Director

Signature Page to

Tenth Amendment to Second Amended and Restated Credit Agreement

LENDER:	KEY BANK NATIONAL ASSOCIATION

	By:	/s/ Paul J. Pace
	Name:	Paul J. Pace
	Title:	Senior Vice President

Signature Page to

Tenth Amendment to Second Amended and Restated Credit Agreement

LENDER:	ASSOCIATED BANK, N.A.

	By:	/s/ Kyle Lewis
	Name:	Kyle Lewis
	Title:	AVP

Signature Page to

Tenth Amendment to Second Amended and Restated Credit Agreement

LENDER:	CADENCE BANK, N.A.

	By:	/s/ Colby Kramer
	Name:	Colby Kramer
	Title:	Vice President

Signature Page to

Tenth Amendment to Second Amended and Restated Credit Agreement

LENDER:	GUARANTY BANK AND TRUST COMPANY

	By:	/s/ Gail J. Nofsinger
	Name:	Gail J. Nofsinger
	Title:	Senior Vice President

Signature Page to

Tenth Amendment to Second Amended and Restated Credit Agreement

ANNEX I

MAXIMUM CREDIT AMOUNTS

(as of the Tenth Amendment Effective Date)

Lender	Maximum Credit Amount
Wells Fargo Bank, National Association	$113,292,904.80
Bank of Montreal	$113,292,904.80
Barclays Bank PLC	$82,474,226.80
Citibank, N.A.	$82,474,226.80
U.S. Bank National Association	$82,474,226.80
Union Bank, N.A.	$76,506,973.93
Branch Banking & Trust	$61,855,670.10
Capital One, National Association	$61,855,670.10
Comerica Bank	$61,855,670.10
SunTrust Bank	$61,855,670.10
ING Capital LLC	$47,422,680.41
KeyBank National Association	$47,422,680.41
Associated Bank, N.A.	$40,206,185.57
Cadence Bank, N.A.	$40,206,185.57
Guaranty Bank and Trust Company	$26,804,123.71
Total:	$1,000,000,000.00

Annex I

ANNEX II

MAXIMUM CREDIT AMOUNTS

(immediately prior to the Tenth Amendment Effective Date)

Lender	Maximum Credit Amount
Wells Fargo Bank, National Association	$112,371,134.03
Bank of Montreal	$112,371,134.03
Barclays Bank PLC	$82,474,226.80
Citibank, N.A.	$82,474,226.80
U.S. Bank National Association	$82,474,226.80
Union Bank, N.A.	$78,350,515.47
Branch Banking & Trust	$61,855,670.10
Capital One, National Association	$61,855,670.10
Comerica Bank	$61,855,670.10
SunTrust Bank	$61,855,670.10
ING Capital LLC	$47,422,680.41
KeyBank National Association	$47,422,680.41
Associated Bank, N.A.	$40,206,185.57
Cadence Bank, N.A.	$40,206,185.57
Guaranty Bank and Trust Company	$26,804,123.71
Total:	$1,000,000,000.00

Annex II